                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement  [ ] Confidential, For Use of the Commission
[ ]  Definitive Proxy Statement       Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                         LA JOLLA PHARMACEUTICAL COMPANY
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]         Fee paid previously with preliminary materials.

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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement no.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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





                                    APPENDIX
                         TO DEFINITIVE PROXY STATEMENT
                                ON SCHEDULE 14A








                         LA JOLLA PHARMACEUTICAL COMPANY
                            1994 STOCK INCENTIVE PLAN


                                    ARTICLE I
                               GENERAL PROVISIONS

       1.01   PURPOSE OF THE PLAN.

              La Jolla Pharmaceutical Company (the "COMPANY"), by action of its Board of Directors and with the consent of its stockholders, has adopted this La Jolla Pharmaceutical Company Stock Incentive Plan (the "PLAN") effective as of June 10, 1994 to advance the interests of the Company and its stockholders by
(a) providing Eligible Persons with financial incentives to promote the success of the Company's business objectives, and to increase their proprietary interest in the success of the Company, and (b) giving the Company a means to attract and retain directors of appropriate experience and stature.

       1.02   DEFINITIONS.

              Terms used herein and not otherwise defined shall have the meanings set forth below:

              (a) "AWARD" means an Incentive Award or a Nonemployee Director's Option.

              (b)    "BOARD" means the Board of Directors of the Company.

              (c) "CODE" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

              (d)    "COMMISSION" means the Securities and Exchange Commission.

              (e) "COMMITTEE" means the committee appointed by the Board to administer the Plan. The Committee shall be composed entirely of members who meet the requirements of Section 1.04(a).

              (f) "COMMON STOCK" means the common stock of the Company, $0.01 par value.

              (g) "DIVIDEND EQUIVALENT" means a right granted by the Company under Section 2.07 to a holder of a Stock Option, Stock Appreciation Right, or other Incentive Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period (as defined in Section 2.07) payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Incentive Award.

              (h) "ELIGIBLE PERSON" shall include officers or key employees, consultants, and advisors of the Company (as determined by the Committee) other than Nonemployee Directors and members of the Committee.

              (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or rule thereunder shall also refer to any successor provision to such section or rule.

              (j) "FAIR MARKET VALUE" of capital stock of the Company shall be determined with reference to the closing price of such stock on the day in question (or, if such day is not a trading day in the U.S. securities markets, on the nearest preceding trading day), as reported with respect to the principal market or trading system on which such stock is then traded; or, if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system on which such shares are then quoted; provided, however, that when appropriate, the Committee in determining Fair Market Value of capital stock of the Company may take into account such other factors as may be deemed appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options shall be determined in compliance with applicable provisions of the Code. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Committee on the basis of such factors as it may deem appropriate.

              (k) "INCENTIVE AWARD" means any Stock Option, Restricted Stock, Stock Appreciation Right, Stock Payment, Performance Award or Dividend Equivalent granted or sold to an Eligible Person under this Plan, but not a Nonemployee Director's Option.

              (l) "INCENTIVE STOCK OPTION" means a Stock Option that qualifies as an incentive stock option under Section 422 (or any successor section) of the Code and the regulations thereunder.

              (m) "JUST CAUSE DISMISSAL" shall mean a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or




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

regulation of the Board or the Recipient's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which, after written notice to do so, the Recipient fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal.

              (n) "NONEMPLOYEE DIRECTOR" means a director of the Company who qualifies as a "Nonemployee Director" under Rule 16b-3 under the Exchange Act.

              (o) "NONEMPLOYEE DIRECTOR'S OPTION" means a Stock Option granted to a Nonemployee Director pursuant to Article III of the Plan.

              (p) "NONQUALIFIED STOCK OPTION" means a Stock Option other than an Incentive Stock Option.

              (q) "OPTION" or "STOCK OPTION" means a right to purchase stock of the Company granted under this Plan, and can be an Incentive Stock Option or a Nonqualified Stock Option.

              (r) "PAYMENT EVENT" means the event or events giving rise to the right to payment of a Performance Award.

              (s) "PERFORMANCE AWARD" means an award, payable in cash, Common Stock or a combination thereof, which vests and becomes payable over a period of time upon attainment of performance criteria established in connection with the grant of the award.

              (t) "PERFORMANCE-BASED COMPENSATION" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Eligible Person will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow,
(ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income,
(viii) operating margin, (ix) return on operating revenue, (x) attainment of stated goals related to the Company's research and development or clinical trials programs, (xi) attainment of stated goals related to the Company's capitalization, costs, financial condition, or results of operations, and (xii) any other similar performance criteria contemplated by the regulations under
Section 162(m).




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

              (u) "PERMANENT DISABILITY" shall mean that the Recipient becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any twelve-month period or such other period(s) as may be determined by the Committee with respect to any Option.

              (v) "PURCHASE PRICE" means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Committee (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

              (w) "RECIPIENT" means a person who has received an Award hereunder.

              (x) "RESTRICTED STOCK" means Common Stock that is the subject of an award made under Section 2.04 and which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met as set forth in this Plan and in any statement evidencing the grant of such Incentive Award.

              (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

              (z) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 2.05 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

              (aa) "STOCK PAYMENT" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to a Recipient.

       1.03   COMMON STOCK SUBJECT TO THE PLAN.

              (a) Number of Shares. Subject to Section 1.05(b), the maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 1,750,000.

              (b) Source of Shares. The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

              (c) Availability of Unused Shares. Shares of Common Stock subject to unexercised portions of any Award granted under this Plan that expire, terminate or are cancelled, and shares of Common Stock issued pursuant to an Award under this Plan that are reacquired by





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

the Company pursuant to the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan.

              (d) Grant Limits. Notwithstanding any other provision of this Plan, no Eligible Person shall be granted Awards with respect to more than 250,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Incentive Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this Section 1.03(d) shall be subject to adjustment as provided in Section 1.05(b), but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

       1.04   ADMINISTRATION OF THE PLAN.

              (a) The Committee. The Plan shall be administered by the Committee, which shall consist of two or more members of the Board each of whom shall be a Nonemployee Director, provided, however, that the number of members of the Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3 under the Exchange Act. In addition, if Awards are to be made to persons subject to Section 162(m) of the Code and such awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code.

              (b) Authority of the Committee. The Committee has authority in its discretion to select the Eligible Persons to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up or underlie each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards, and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to an Eligible Person who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of an Eligible Person, amend in a manner not inconsistent with the Plan the terms of any existing Incentive Award previously granted to such Eligible Person.

              (c) Plan Interpretation. Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan and any agreements defining the rights and obligations of the Company and Recipients, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating





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

to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

              (d) Special Rules Regarding Article III. Notwithstanding anything herein to the contrary, the Committee shall have no authority or discretion as to the selection of persons eligible to receive Nonemployee Directors' Options granted under the Plan, the number of shares covered by Nonemployee Directors' Options granted under the Plan, the timing of such grants, or the exercise price of Nonemployee Directors' Options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

              (e) No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

       1.05   OTHER PROVISIONS.

              (a) Documentation. Each Award granted under the Plan shall be evidenced by an award agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient (in either case an "AWARD DOCUMENT") evidencing the Award and setting forth such terms and conditions applicable to the Award as the Committee may in its discretion determine consistent with the Plan, provided that the Committee shall exercise no discretion with respect to Nonemployee Directors' Options, which shall reflect only the terms of the Award as set forth in Article III and certain administrative matters dictated by the Plan. Award Documents shall comply with and be subject to the terms and conditions of the Plan. A copy of the Plan shall be delivered to each Award Recipient together with the Award Document, and shall constitute a part thereof. In case of any conflict between the Plan and any Award Document, the Plan shall control. Various Award Documents covering the same types of Awards may but need not be identical.

              (b)    Adjustment Provisions.

              If (1) the outstanding shares of Common Stock of the Company are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through merger, consolidation, sale or exchange of all or substantially all of the properties of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (2) the value of the outstanding shares of Common Stock of the Company is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares subject to the Plan as provided in Section 1.03, (y) the number and kind of shares or other securities subject to then outstanding Awards, and (z) the price for each





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

share or other unit of any other securities subject to then outstanding Awards. No fractional interests will be issued under the Plan resulting from any such adjustments.

              (c)    Continuation of Employment.

                     (i) Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Recipient, with or without cause. Except as expressly provided in the Plan or in any statement evidencing the grant of an Award pursuant to the Plan, the Company shall have the right to deal with each Recipient in the same manner as if the Plan and any such statement evidencing the grant of an Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient.

                     (ii) Any question(s) as to whether and when there has been a termination of a Recipient's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Award pursuant to the Plan shall be determined by the Committee and the Committee's determination thereof shall be final and binding.

              (d) Restrictions. All Awards granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Awards granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an Award granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares of stock covered by any Award unless the person who exercises such Award, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the Award for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares of stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

              (e) Additional Conditions. Any Incentive Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as




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

the Committee determines appropriate including, without limitation, provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Recipient elects to dispose of such shares, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

              (f) Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a shareholder with respect to any shares issuable or issued in connection with the Award until the date of the receipt by the Company of all amounts payable in connection with exercise of the Award and performance by the Recipient of all obligations thereunder. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

              (g) Amendment and Termination of Plan: Amendment of Incentive Awards.

                     (i) The Board or the Committee may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect except that no such amendment shall alter or impair or diminish any rights or obligations under any Award theretofore granted under the Plan without the consent of the person to whom such Award was granted , and except that such amendments shall be subject to stockholder approval to the extent (A) required to comply with the listing requirements imposed by any exchange or trading system upon which the Company's securities trade or applicable provisions of or rules under the Code, or (B) the Board determines in good faith that such amendments are material to stockholders.

                     (ii) The Committee may from time to time, with the consent of a Recipient, make such modifications in the terms and conditions of an Incentive Award as it deems advisable, including to accelerate or extend the vesting or exercise period of any Incentive Award, provided that performance conditions to vesting of Restricted Stock shall not be waived.

                     (iii) Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, suspension or termination of the Plan will, without the consent of the Recipient, alter, terminate, impair or adversely affect any right or obligation under any Award previously granted under the Plan.

              (h) Nonassignability. No Award granted under the Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final





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

sentence of this subsection (h), upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company. During the lifetime of a Recipient, an Award granted to him or her shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, Incentive Stock Options (or other Awards subject to transfer restrictions under the Code) may not be assigned or transferred in violation of
Section 422(b)(5) of the Code (or any comparable or successor provision) or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

              (i) Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, or advisors of the Company.

              (j) Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

              (k) Participation By Foreign Employees. Notwithstanding anything to the contrary herein, the Committee may, in order to fulfill the purposes of the Plan, modify grants of Incentive Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

              (l) Effective Date And Duration of Plan. Awards may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Awards may be granted during any suspension of this Plan or after its termination. Notwithstanding the foregoing, each Award properly granted under the Plan shall remain in effect until such Award has been exercised or terminated in accordance with its terms and the terms of the Plan.

                                   ARTICLE II
                                INCENTIVE AWARDS

      2.01 GRANTS OF INCENTIVE AWARDS. Subject to the express provisions of this Plan, the Committee may from time to time in its discretion select from the class of Eligible Persons those individuals to whom Incentive Awards may be granted pursuant to its authority as set forth in Section 1.04(b). Each Incentive Award shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. One or more Incentive Awards may be granted to any Eligible Person. Nonemployee Directors shall not be eligible to receive Incentive Awards.

      2.02    STOCK OPTIONS.

            (a) Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.




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

              (b) Option Price. The exercise price per share for each Option (other than a Nonemployee Director's Option) (the "EXERCISE PRICE") shall be determined by the Committee at the date such Option is granted and shall not be less than the Fair Market Value of a share of Common Stock (or other securities, as applicable) at the time of grant, except that the Exercise Price for a Nonqualified Stock Option may reflect a discount of up to 15% of the Fair Market Value at the time of grant if the amount of such discount is expressly in lieu of a reasonable amount of salary or cash bonus. Notwithstanding the foregoing, however, in no event shall the exercise price be less than the par value of the shares of Common Stock subject to the Option, and the exercise price of an Incentive Stock Option shall be not less than such amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

              (c) Option Period and Vesting. Options (other than Nonemployee Directors' Options) hereunder shall vest and may be exercised as determined by the Committee, except that exercise of such Options after termination of the Recipient's employment shall be subject to Section 2.02(g). Each Option granted hereunder (other than a Nonemployee Directors Option) and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted and shall be subject to earlier termination as herein provided. The Committee may in its discretion at any time and from time to time after the grant of an Option (other than a Nonemployee Director's Option) accelerate vesting of such Option in whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Option may not be increased.

              (d) Exercise of Options. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee (or, in the case of Nonemployee Directors' Options, the Plan) at the time the Option is granted and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement) may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 2.02(e). Upon proper exercise, the Company shall deliver to the person entitled to exercise the Option or his or her designee a certificate or certificates for the shares of stock for which the Option is exercised. Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in option agreements, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or rule under the Internal Revenue Code.

              (e) Exercise Price. The Exercise Price shall be payable upon the exercise of an Option by delivery of legal tender of the United States or payment of such other consideration as the Committee may from time to time deem acceptable in any particular instance, including without limitation delivery of capital stock of the Company (delivered by or on behalf of the person exercising the Option or retained by the Company from the Common Stock otherwise issuable upon exercise and valued at Fair Market Value as of the exercise date) or surrender of other Awards previously granted to the Recipient exercising the Option; provided, however, that the Committee may, in the exercise of its discretion, (i) allow exercise of an Option in a broker-assisted or similar transaction in which the Exercise Price is not received by the Company until immediately after exercise, and/or (ii) allow the Company to loan the Exercise Price to the person entitled to exercise the Option, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the Exercise Price. Any shares of Company stock or other non-cash consideration assigned and delivered to the Company in payment or partial payment of the Exercise Price will be valued at Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option.

              (f) Limitation on Exercise of Incentive Stock Options. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

              (g)    Termination of Employment.

                     (i) Termination for Cause. Except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of a Recipient all of the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                     (ii) Termination other than for Cause. Subject to subsection (i) above and subsection (iii) below, and except as otherwise provided in a written agreement between the Company and the Recipient, which may be entered into at any time before or after termination, in the event of a Recipient's termination of employment for:

                            (A)    any reason other than for Just Cause
       Dismissal, death, or Permanent Disability, or normal retirement, the Recipient's Options shall, whether or not vested, expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) three calendar months after the date of termination in the case of Incentive Stock Options, or six months after the date of termination, in the case of Nonqualified Stock Options.

                            (B)    death or Permanent Disability, the
       Recipient's unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (1) the date such Options would expire in accordance with their terms if the Recipient remained employed or (2) twelve (12) months after the date of termination.

                            (C)    normal retirement, the Recipient's
       unexercised Options shall, whether or not vested, expire and become unexercisable as of the earlier of (A) the date such Options expire in accordance with their terms or (B) twenty-four (24) months after the date of retirement.

                     (iii) Alteration of Exercise Periods. Notwithstanding anything to the contrary in subsections (i) or (ii) above, the Committee may in its discretion designate such shorter or longer periods to exercise Options (other than Nonemployee Directors' Options) following a Recipient's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Recipient of such Options or if such shorter period is agreed to in writing by the Recipient. Notwithstanding anything to the contrary herein, Options shall be exercisable by a Recipient (or his successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options that had not become exercisable on or prior to the date of such termination.

       2.03   PERFORMANCE AWARDS.

              (a) Grant of Performance Award. The Committee shall determine the performance criteria (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

              (b) Payment of Award; Limitation. Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash or in shares of Common Stock valued at Fair Market Value or a combination of Common Stock and cash, as the Committee in its discretion may determine. Notwithstanding any other provision of this Plan, no Eligible Person shall be paid a Performance Award in excess of $1,000,000 in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to the Performance Award hereunder to qualify as Performance-Based Compensation.

              (c) Expiration of Performance Award. If any Recipient's employment with the Company is terminated for any reason other than normal retirement, death, or Permanent Disability prior to the time a Performance Award or any portion thereof becomes payable, all of the Recipient's rights under the unpaid portion of the Performance Award shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment by reason of death, Permanent Disability or normal retirement, the Committee, in its discretion, may determine what portions, if any, of the Performance Award should be paid to the Recipient.

       2.04   RESTRICTED STOCK.

              (a) Award of Restricted Stock. The Committee may grant awards of Restricted Stock to Eligible Participants. The Committee shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse, provided that the restriction period shall be at least one year for performance-based grants and three years for non-performance-based grants.

              (b) Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

                     (i) No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

                     (ii) Certificates. The Committee may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

                     (iii) Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

                     (iv) Other Restrictions. The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

              (c) Rights of Recipient. Subject to the provisions of Section 2.04(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

              (d) Termination of Employment. Unless the Committee in its discretion determines otherwise, upon a Recipient's termination of employment for any reason, all of the Recipient's Restricted Stock remaining subject to restrictions imposed pursuant to the Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

       2.05   STOCK APPRECIATION RIGHTS.

              (a) Granting of Stock Appreciation Rights. The Committee may approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Options, at any time.

              (b)    SARs Related to Options.

                     (i) A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 2.05(b)(iii). Such Option will, to the extent surrendered, then cease to be exercisable.

                     (ii) A Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable.

                     (iii) Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

              (c) SARs Unrelated to Options. The Committee may grant Stock Appreciation Rights unrelated to Options to Eligible Persons. Section 2.05(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.

              (d) Limits. Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

              (e) Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

              (f) Rule 16b-3. The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

              (g) Termination of Employment. Section 2.02(g) will govern the treatment of Stock Appreciation Rights upon the termination of a Recipient's employment with the Company.

       2.06   STOCK PAYMENTS.

              The Committee may approve Stock Payments of the Company's Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash.

       2.07   DIVIDEND EQUIVALENTS.

              The Committee may grant Dividend Equivalents to any Recipient who has received a Stock Option, SAR, or other Incentive Award denominated in shares of Common Stock. Such Dividend Equivalents shall be effective and shall entitle the recipients thereof to payments during the "APPLICABLE DIVIDEND PERIOD," which shall be (i) the period between the date the Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Incentive Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Committee may specify in the written instrument evidencing the grant of the Dividend Equivalent. Dividend Equivalents may be paid in cash, Common Stock, or other Incentive Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Committee by application of such formula as the Committee may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Committee may determine. Notwithstanding the foregoing, if it is intended that an Incentive Award qualify as Performance-Based Compensation and the amount of the compensation the Eligible Person could receive under the award is based solely on an increase in value of the underlying stock after the date of grant or award (i.e., the grant, vesting, or exercisability of the award is not conditioned upon the attainment of a preestablished, objective performance goal described in Section 1.02(t)), then the payment of any Dividend Equivalents related to the award shall not be made contingent on the exercise of the award.

                                   ARTICLE III
                         NONEMPLOYEE DIRECTOR'S OPTIONS

       3.01   GRANTS OF INITIAL OPTIONS.

              Each Nonemployee Director shall, upon first becoming a Nonemployee Director, receive a one-time grant of a Nonemployee Director's Option to purchase up to 20,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to (i) vesting as set forth in Section 3.04, and (ii) adjustment as set forth in Section 1.05(b). Options granted under this Section
3.01 are "INITIAL OPTIONS" for purposes hereof.

       3.02   GRANTS OF ADDITIONAL OPTIONS.

              Each Nonemployee director shall also receive, upon each re-election to the Company's Board of Directors, an automatic grant of a Nonemployee Director's Option to purchase up to 3,000 shares of the Company's Common Stock at an exercise price per share equal to the Fair Market Value of the Company's Common Stock on the date of grant, subject to (i) vesting as set forth in Section 3.04, and (ii) adjustment as set forth in Section 1.05(b). Options granted under this Section
3.02 are "ADDITIONAL OPTIONS" for purposes hereof.

       3.03   EXERCISE PRICE.

              The exercise price for Nonemployee Directors' Options shall be payable as set forth in Section 2.02(e).

       3.04   VESTING AND EXERCISE.

              Initial Options shall vest and become exercisable with respect to 25% of the underlying shares on the grant date and with respect to an additional 25% of the underlying shares on the dates of each of the first three annual meetings of the Company's stockholders following the grant date, but only if on the date of each such annual meeting, the Recipient is continuing as a director of the Company for the ensuing year, provided, however, that if the grant date is within six months of the ensuing annual meeting of the Company's stockholders, then after vesting of the Option with respect to 25% of the underlying shares on the grant date, the Option will vest with respect to an additional 25% of the underlying shares on the dates of each of the second, third, and fourth annual meetings of the Company's stockholders following the grant date, but only if, on the date of each such annual meeting, the Recipient is continuing as a director for the ensuing year. Additional Options shall vest and become exercisable upon the earlier of (a) the first anniversary of the grant date or (b) immediately prior to the annual meeting of stockholders of the Company next following the grant date, if the optionee has remained a director for the entire period from the date of grant to such earlier date. Notwithstanding the foregoing, however, Initial Options and Additional Options that have not vested and become exercisable at the time the optionee ceases to be a director shall terminate.

       3.05   TERM OF OPTIONS AND EFFECT OF TERMINATION.

              No Nonemployee Directors' Option shall be exercisable after the expiration of ten years from the effective date of its grant. In the event that the Recipient of a Nonemployee Director's Option shall cease to be a director of the Company, all Nonemployee Directors' Options granted to such Recipient shall be exercisable, to the extent already exercisable at the date such Recipient ceases to be a director and regardless of the reason the Recipient ceases to be a director, for a period of 365 days after that date (or, if sooner, until the expiration of the option according to its terms). In the event of the death of a Recipient of a Nonemployee Director's Option while such Recipient is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise such Option, such Option may be exercised by any person or persons designated by the Recipient on a Beneficiary Designation Form adopted by the Company for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the Recipient's estate or by any person or persons who shall have acquired the option directly from the Recipient by his or her will or the applicable laws of descent and distribution.

                                   ARTICLE IV
                      RECAPITALIZATIONS AND REORGANIZATIONS

       4.01   CORPORATE TRANSACTIONS.

              If the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that Option would have been entitled. In the event of a Change in Control (as defined below), all Nonemployee Directors' Options and any Incentive Awards specified by the Committee or the Board shall immediately vest and become exercisable, and all conditions thereto shall be deemed to have been met. For purposes hereof, a "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

                     (i) Except as provided by subsection (iii) hereof, the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

                     (ii) Individuals who, as of the effective date of the Plan, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, is or was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                     (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation with any other person, entity or corporation, other than

                            (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company and such other entity outstanding immediately after such merger or consolidation, or

                            (B)    a merger or consolidation effected to
              implement a recapitalization of the Company (or similar transaction) in which no person acquires forty percent (40%) or more of the combined voting power of the Company's then outstanding voting securities; or

                     (iv) Approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section 4.01, a Change in Control shall not be deemed to have occurred (l) if the "person" described in the preceding provisions of this Section 4.01 is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities solely in connection with a public offering of the Company's securities, or (2) if the "person" described in the preceding provisions of this Paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended.

       4.02   DETERMINATION BY THE COMMITTEE.

              To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.